EXHIBIT 10.36

                  Letter Agreement to the Management Agreement


        WHEREAS, XL Financial Assurance Ltd., a Bermuda limited liability company ("XLFA"), and XL Investment Management Ltd, a Bermuda limited liability company ("XLIML"), are parties to a Management Agreement (the "Agreement") effective as of January 1, 2004; and

        WHEREAS, pursuant to Section 12 of the Agreement, any party to the Agreement has a right to terminate the Agreement by providing sixty (60) days prior written notice to the other party; and

        WHEREAS, XLFA desires to terminate the Agreement effective upon the date of the initial public offering of the shares of Security Capital Assurance Ltd ("SCA"), the ultimate parent company of XLFA.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. Due to the uncertainty of the date of the initial public offering of the shares of SCA, each of the parties agree that the notice requirements under Section 12 of the Agreement are hereby waived.

        2. Each of the parties acknowledge and confirm that the Agreement will terminate effective upon the date of the initial public offering of the shares of SCA.

        3. Each of the parties further acknowledge and confirm that the obligations of XLFA under the terms of the Agreement are released and discharged and that XLFA shall not have any further obligations thereunder, subject to XLFA being obligated to furnish to XLIML all necessary and appropriate payments and/or documentation consistent with the terms and conditions of the Agreement.

        4. This Agreement may be executed in two or more counterparts each of which shall constitute an original, but all of which when taken together shall constitute one agreement. Any Party may deliver a signed counterpart signature page of this Agreement by fax and such faxed signature pages shall be deemed to be an original for all purposes.

        5. The terms and conditions of this Agreement and the rights of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Bermuda, without regard to conflicts of law that would require the application of the laws of any other jurisdiction.

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        IN WITNESS WHEREOF, this Agreement is hereby executed by duly authorized officers of the parties hereto as of the date first above written.




                                    XL FINANCIAL ASSURANCE LTD.


                                    By:______________________________
                                    Title:___________________________


                                    XL INVESTMENT MANAGEMENT LTD


                                    By:______________________________
                                    Title:___________________________




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